     [NUVEEN LOGO]




     FOR IMMEDIATE RELEASE                              CONTACT: LAUREL O'BRIEN
     ATTN:  BUSINESS/FINANCIAL EDITORS                           MEDIA RELATIONS
                                                                 (312) 917-8254




      NUVEEN INVESTMENTS, INC. REPORTS RECORD FOURTH QUARTER AND 2003 EARNINGS

     CHICAGO, IL, JANUARY 21, 2004 - Nuveen Investments, Inc. (NYSE: JNC) today reported record net income of $40.0 million for the quarter ended December 31, 2003, a 19% increase over the fourth quarter of 2002. Earnings per share (diluted) were $0.42 for the quarter, up 20% from the same period last year. For the full year the Company reported record net income of $144.0 million, a 14% increase over 2002. Earnings per share (diluted) of $1.50 were up 16% year over year. Operating revenues for the year were $452.0 million, up 14% from 2002.

     Gross sales of investment products in the fourth quarter were $4.1 billion, with positive net flows of $2.2 billion. Gross sales for the full year were a record $18.1 billion, an increase of 16% with positive net flows of $9.4 billion. Retail and institutional managed accounts comprised 57% of full year sales with closed-end exchange-traded funds and mutual funds accounting for the remainder.

     Total assets under management were $95.4 billion at December 31, 2003, as compared to $79.7 billion a year ago. The 20% increase in assets under management from a year ago was driven by $9.4 billion in net flows and $6.2 billion of stock and bond market appreciation.

     Commenting on the Company's results, Nuveen Investments' Chairman Tim Schwertfeger said, "We are very pleased with the consistency of our growth and the quality of our earnings as we report our 9th consecutive year of record earnings. Delivering record sales, net flows and earnings, along with strong asset growth, reflects our commitment to core long-term investment disciplines, product innovation and strong relationships with financial advisors and affluent and high-net-worth investors as well as our institutional clients.

     "We saw strong sales growth in both our equity and fixed income products this year and positive net flows across all product lines - managed accounts, closed-end exchange-traded funds and mutual funds. Demand continued to be strong for municipal as well as high-quality taxable income-oriented investments. We raised $5.7 billion through innovative closed-end exchange-traded funds that blend various stock and bond investment strategies. We also increased our municipal assets by $3.2 billion through sales of managed accounts, closed-end exchange-traded funds and mutual funds.


                                    - more -



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     NUVEEN INVESTMENTS REPORTS RECORD FOURTH QUARTER AND 2003 EARNINGS - PAGE 2


     "With the rebound of the stock markets and investors' renewed interest in equity investing, our 2003 equity sales were up 45% year over year to $6.4 billion," said Schwertfeger. "Our success in broadening our business beyond a municipal bond foundation has enabled us to participate substantially in the recovery of the equity markets through both positive flows and market appreciation. In particular, we've experienced significant momentum in our NWQ value equity assets which increased to $13.5 billion - almost double their level when we acquired NWQ in August 2002," Schwertfeger continued. "Our Rittenhouse assets were flat for the year as net outflows were balanced by market appreciation. While we were disappointed by these outflows, we are encouraged that a strong equity market and an improving economy bode well for Rittenhouse as investors continue moving back into the market - and into blue chip stocks, which have relatively attractive valuations. Finally, our Symphony investment team achieved particularly strong investment results in their income-oriented strategies and appear to be well positioned in their institutional market segments.

     "We are pleased with the quality and diversity of our current assets under management with 57% in municipal portfolios, 30% in equity-based portfolios, and 13% in taxable income-oriented portfolios. As we enter 2004, we will stay focused on helping advisors and their investors build balanced, long-term portfolios by providing the value, growth and income-oriented core components of a conservative, well-diversified portfolio."

     Nuveen Investments, Inc. will host a conference call to discuss its fourth quarter and full year financial results today, January 21, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

     Nuveen Investments provides high-quality investment services that contribute to the building of well-diversified, core investment portfolios. The Company serves financial advisors and their high-net-worth clients, as well as a growing number of institutional clients. Nuveen Investments today markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in conservative growth-style equities; and Symphony, a leading institutional manager of alternative investment portfolios. In total, the Company now manages more than $95 billion in assets. An affiliate of The St. Paul Companies (NYSE: SPC), Nuveen Investments is listed on The New York Stock Exchange and trades under the symbol "JNC."

     Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements.

                                       ###


                            Financial Table Follows

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NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME
For the Years Ended December 31, 2002 and December 31, 2003
In thousands, except share data

===================================================================================================================================
                                                          2002                                         2003
                                      ---------------------------------------------   ---------------------------------------------
                                       1ST QTR   2ND QTR  3RD QTR  4TH QTR    TOTAL    1ST QTR   2ND QTR  3RD QTR  4TH QTR   TOTAL
===================================================================================   =============================================
REVENUES:
  Investment advisory fees from
   assets under management(1)           $85,155   86,056   91,013   93,251   355,476  $ 95,244   99,047  103,479   107,077  404,847
  Product distribution                    4,871    1,667    2,839    2,707    12,083     1,584    3,278    2,169     2,175    9,206
  Performance fees/other revenue          2,584    2,624    8,554   15,126    28,888     4,719    3,772   15,179    14,306   37,976
-----------------------------------------------------------------------------------------------------------------------------------
     Total operating revenues            92,609   90,348  102,406  111,084   396,447   101,547  106,097  120,827   123,557  452,028
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Compensation and benefits              22,852   21,718   27,343   31,657   103,570    28,880   29,063   36,711    35,403  130,057
  Advertising and promotional costs       3,467    3,500    3,065    2,576    12,608     2,555    3,096    2,834     3,143   11,627
  Occupancy and equipment costs           4,019    4,153    4,843    4,896    17,912     4,902    4,922    4,732     4,765   19,321
  Amortization of intangible assets         713      698    1,183    1,209     3,803     1,302    1,302    1,302     1,302    5,208
  Travel & entertainment                  1,981    2,132    2,026    2,400     8,539     1,781    1,956    1,955     2,035    7,726
  Outside services                        1,914    2,277    2,306    2,129     8,627     1,898    1,917    2,008     2,116    7,939
  Other operating expenses                8,079    6,077    7,216    8,164    29,536     5,924    7,355    8,410     8,002   29,691
-----------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses            43,026   40,554   47,983   53,032   184,596    47,242   49,610   57,952    56,766  211,570
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                         49,583   49,794   54,423   58,051   211,851    54,305   56,487   62,875    66,792  240,458
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE AND OTHER                 (178)     244   (2,310)  (2,746)   (4,991)     (981)    (916)  (1,816)   (1,458)  (5,171)
-----------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                      49,405   50,038   52,113   55,305   206,860    53,324   55,571   61,059    65,333  235,288
-----------------------------------------------------------------------------------------------------------------------------------
INCOME TAXES:
  Federal                                16,155   16,561   17,000   18,709    68,425    17,597   17,942   19,927    21,322   76,788
  State                                   3,261    3,024    3,106    2,860    12,251     3,093    3,620    3,764     4,027   14,504
-----------------------------------------------------------------------------------------------------------------------------------
     Total income taxes                  19,416   19,585   20,105   21,569    80,675    20,690   21,562   23,691    25,349   91,292
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                              $29,989   30,452   32,008   33,736   126,185  $ 32,634   34,009   37,368    39,984  143,996
===================================================================================================================================

===================================================================================================================================
AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING(2):
  Basic                                  94,922   94,398   93,312   93,033    93,910    92,566   92,473   92,773    92,632   92,612
  Diluted                                99,585   99,141   96,878   96,591    98,042    95,687   95,787   96,296    96,005   95,944
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE:
  Basic                                 $  0.32     0.32     0.34     0.36      1.34  $   0.35     0.37     0.40      0.43     1.55
  Diluted                               $  0.30     0.31     0.33     0.35      1.29  $   0.34     0.36     0.39      0.42     1.50
===================================================================================================================================

===================================================================================================================================
GROSS SALES (in millions):
  Mutual funds                          $   287      371      469      386     1,513  $    385      446      348       357    1,536
  Managed accounts-retail                 1,662    1,322    1,364    1,346     5,693     1,546    1,703    2,205     2,490    7,943
  Managed accounts-institutional            140      166      533      508     1,347       538      477      552       769    2,336
  Exchange-traded funds-common              869      906    1,947      968     4,689     1,306    2,104      353       341    4,105
-----------------------------------------------------------------------------------------------------------------------------------
     Total funds and accounts excluding
        Muni/Fund Preferred(TM)           2,956    2,765    4,313    3,207    13,242     3,774    4,730    3,458     3,956   15,920
  Exchange-traded
        funds-Muni/Fund Preferred(TM)       239      556      431      933     2,159       422      694      946       117    2,179
-----------------------------------------------------------------------------------------------------------------------------------
     Total funds and accounts(3)        $ 3,195    3,321    4,744    4,141    15,400  $  4,196    5,424    4,404     4,074   18,098
===================================================================================================================================

===================================================================================================================================
MANAGED FUNDS AND ACCOUNTS
     (in millions):
     ASSETS UNDER MANAGEMENT:
       Beginning of period              $68,485   69,538   68,496   76,928    68,485  $ 79,719   81,360   88,258    90,059   79,719
          Acquisition of NWQ accounts        --       --    6,904       --     6,904        --       --       --        --       --
          Sales-funds and accounts        3,195    3,321    4,744    4,141    15,400     4,196    5,424    4,404     4,074   18,098
          Dividend and defined
          portfolio reinvestments            83       96      119      136       435        74       96      102       141      413
          Redemptions and withdrawals    (1,597)  (2,824)  (2,209)  (2,098)   (8,727)   (2,165)  (2,432)  (2,421)   (2,054)  (9,073)
-----------------------------------------------------------------------------------------------------------------------------------
             Total net flows into funds
                and accounts              1,681      593    9,559    2,178    14,012     2,105    3,088    2,085     2,161    9,438
          Appreciation/(depreciation)
                of managed assets          (629)  (1,635)  (1,126)     612    (2,778)     (463)   3,810     (284)    3,136    6,199
-----------------------------------------------------------------------------------------------------------------------------------
       End of period                    $69,538   68,496   76,928   79,719    79,719  $ 81,360   88,258   90,059    95,356   95,356
===================================================================================================================================

     RECAP BY PRODUCT TYPE:
       Mutual funds                     $11,775   11,641   11,866   11,849            $ 11,889   12,228   12,043    12,285
       Exchange-traded funds             32,965   35,051   38,523   39,944              41,565   45,315   46,131    47,094
       Managed accounts-retail           19,243   16,973   18,753   19,403              19,321   21,692   22,985    25,676
       Managed accounts-
            institutional                 5,555    4,831    7,786    8,523               8,585    9,023    8,900    10,300
-----------------------------------------------------------------------------------------------------------------------------------
            Total assets under
               management               $69,538   68,496   76,928   79,719            $ 81,360   88,258   90,059    95,356
===================================================================================================================================

(1) Advisory fee revenue will fluctuate based on the number of days in the quarter - Q1 has 90 days, Q2 has 91 days, Q3 and Q4 have 92 days.
(2) All prior period share data has been restated to reflect the 2-for-1 stock split in Q2 of 2002.
(3)  Excludes $194 million in Defined Portfolio sales in Q1 of 2002.